UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2022

BIMI International Medical Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34890	02-0563302
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9th Floor, Building 2, Chongqing Corporation Avenue, Yuzhong District, Chongqing, P. R. China	116000
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +86 - 04 - 1182209211

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	BIMI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities.

At BIMI’s 2022 annual meeting of shareholders on July 13, 2022, BIMI’s shareholders approved the previously reported sale of 12,500,000 shares of Common Stock to the Chairman of the Board of the Company, Mr. Fnu Oudom, pursuant to a stock purchase agreement dated June 9, 2022. The issuance was finalized on July 18, 2022.

This description of this sale of equity securities is not complete and is qualified in its entirety by reference to the text of the previously reported Stock Purchase Agreement dated June 9, 2022, a copy of which is filed as Exhibit 4.1 to this Form 8-K.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At BIMI’s 2022 annual meeting of shareholders on July 13, 2022, BIMI’s shareholders approved a certificate of amendment to BIMI’s Amended and Restated Certificate of Incorporation to, among other things: (1) require stockholder approval to adopt, amend or repeal bylaws of the Company and (2) eliminate the right of stockholders to take action pursuant to written consent (the “Charter Amendment”). The Charter Amendment became effective upon its filing with the Secretary of State of Delaware on July 15, 2022.

This description of the Charter Amendment is not complete and is qualified in its entirety by reference to the text of the Charter Amendment, a copy of which is filed as Exhibit 3.1 to this Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Description

3.1	Certificate of Amendment to BIMI’s Amended and Restated Certificate of Incorporation, as filed with the Secretary of State of the State of Delaware on July 15, 2022.

4.1*	Stock Purchase Agreement dated June 9, 2022

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

* Previously filed

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 21, 2022	BIMI International Medical Inc.

	By:	/s/ Tiewei Song
	Name:	Tiewei Song
	Title:	Chief Executive Officer